      SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

                        CREDIT SUISSE INSTITUTIONAL FUND

                                VALUE PORTFOLIO

The following information supersedes certain information in the portfolio's Prospectus and Statement of Additional Information.

In light of the fund's emphasis on value stocks, effective immediately, the portfolio has changed its performance benchmark to the Russell 1000(R) Value Index. The following information replaces similar information found on page 7 of the prospectus with respect to the portfolio:

                          AVERAGE ANNUAL TOTAL RETURNS

                                  ONE YEAR   FIVE YEARS   10 YEARS     LIFE OF       INCEPTION
PERIOD ENDED 12/31/00:              2000     1996-2000    1991-2000   PORTFOLIO        DATE
VALUE PORTFOLIO                    13.65%     N/A          N/A          12.07%        6/30/97
---------------------------------------------------------------------------------------
S&P 500 INDEX(1)                   -9.10%     N/A          N/A          13.62%
---------------------------------------------------------------------------------------
RUSSELL 1000 VALUE INDEX(2)         7.02%     N/A          N/A          12.82%

(1) The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co., Inc.

(2) The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which measures the performance of 3,000 of the largest U.S. companies by market capitalization.

Dated: November 15, 2001                                           CSINU-16-1101